UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 28, 1999


                       CENTURY TELEPHONE ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)


       Louisiana                    1-7784                     72-0651161
    (State or other            (Commission File              (IRS Employer
    jurisdiction of                 Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203

         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9500


Item 5.   Other Events

   The following press release was issued by Century Telephone Enterprises. Inc. on January 28, 1999:


FOR IMMEDIATE RELEASE                       FOR MORE INFORMATION CONTACT:
January 28, 1999                            Jeffrey S.Glover (318) 388-9648
                                            jeff.glover@centurytel.com

       CenturyTel Achieves 39.6% Increase in Fourth Quarter Core Earnings
       ------------------------------------------------------------------
              to Complete 15th Consecutive Year of Record Earnings
              ----------------------------------------------------

Monroe, LA. . . CenturyTel (Century Telephone Enterprises, Inc., NYSE Symbol:
CTL) announces operating results for fourth quarter 1998.

o Revenues jumped 51.7% to $415.0 million.

o Net income (excluding gain on asset sales) climbed 39.6% to $52.2 million.

o Diluted earnings per share (excluding gain on asset sales) rose 36.6% to $.56.

o Earnings before interest, taxes, depreciation, amortization and gain on sales of assets advanced 59.3% to $214.3 million.



                            Fourth Quarter Highlights
            (Dollars, except per share data, and shares in thousands)
------------------------------------------------------------------------------
                                       Quarter Ended    Quarter Ended
                                          12/31/98        12/31/97   % Change
------------------------------------------------------------------------------


  Revenues                               $  415,038       $ 273,609    51.7%
  EBITDA (1)                             $  214,318       $ 134,517    59.3%
  Net Income (2)                         $   52,194       $  37,397    39.6%
  Diluted Earnings Per Share (2)         $      .56       $     .41    36.6%
  Average Diluted Shares Outstanding         93,795          92,431     1.5%

  Telephone Revenues                     $  291,078       $ 171,143    70.1%
  Wireless Revenues                      $  102,050       $  87,270    16.9%
  Other Operations Revenues              $   21,910       $  15,196    44.2%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  Telephone Access Lines                  1,346,567        1,203,650   11.9%
  Cellular Units in
   Majority-Owned Markets                   624,119          569,983    9.5%
------------------------------------------------------------------------------

  (1) Earnings before interest, taxes, depreciation, amortization and gain on sales of assets

  (2) Excludes after-tax gain on sales of assets of $60.8 million, or $.65 per share in fourth quarter 1997


"We are pleased to complete another year of record operating earnings for CenturyTel with excellent fourth quarter results," Glen F. Post, III, President and Chief Executive Officer, said. "CenturyTel achieved strong fourth quarter customer growth while core earnings rose by almost 40%. We enter 1999 a stronger, more dynamic company with a clear vision of pursuing additional growth to further enhance shareholder value."
------------------------------------------------------------------------------

   Net income excluding gain on sales of assets for the quarter climbed 39.6% to $52.2 million from $37.4 million in fourth quarter 1997. Diluted earnings per share excluding gain on sales of assets increased 36.6% to $.56 from $.41, and consolidated revenues rose 51.7% to $415.0 million from $273.6 million. Earnings before interest, taxes, depreciation, amortization and gain on sales of assets (EBITDA) grew to $214.3 million from $134.5 million, a 59.3% increase. The Pacific Telecom (PTI) and Ameritech acquisitions contributed $114.4 million to the increase in revenues and were accretive to earnings during fourth quarter 1998.

   Telephone revenues grew 70.1% to $291.1 million during the quarter, compared with $171.1 million in fourth quarter 1997. Telephone operating income increased 65.3%, reaching $88.7 million from $53.7 million, and operating cash flow rose 70.4% to $157.1 million from $92.2 million a year ago. CenturyTel's fourth quarter telephone operating cash flow margin was 54.0% while the operating income margin was 30.5%.

   Wireless revenues grew 16.9% to $102.1 million in fourth quarter 1998, compared with $87.3 million in fourth quarter 1997. Wireless operating income advanced 19.7%, reaching $26.7 million from $22.3 million, and operating cash flow climbed 27.9% to $43.5 million from $34.0 million a year ago. CenturyTel's fourth quarter wireless operating cash flow margin was 42.6% (43.8% based on service revenues), and operating income margin was 26.2% (26.9% based on service revenues).

   Average monthly cellular service revenue per user (ARPU) was $55 during fourth quarter 1998, an 8.3% decrease from $60 a year ago. Cellular net additions were more than 32,500 for the quarter, while the average monthly churn rate was 2.17%. "CenturyTel's wireless operations finished the year strong by achieving excellent subscriber growth and record fourth quarter margins, while reducing customer churn," Post said.

   Revenues from other operations grew 44.2% to $21.9 million during fourth quarter 1998, compared with $15.2 million in fourth quarter 1997. CenturyTel now serves more than 226,700 long distance customers, adding more than 12,000 during the quarter.


                               Year-End Highlights
            (Dollars, except per share data, and shares in thousands)
------------------------------------------------------------------------------
                                         Year Ended       Year Ended
                                          12/31/98         12/31/97   % Change
------------------------------------------------------------------------------


  Revenues                              $  1,577,085      $ 901,521     74.9%
  EBITDA (1)                            $    833,705      $ 454,670     83.4%
  Net Income (2)                        $    198,229      $ 149,562     32.5%
  Diluted Earnings Per Share (2)        $       2.13      $    1.64     29.9%
  Average Diluted Shares Outstanding          93,403         91,608      2.0%

  Telephone Revenues                    $  1,091,610      $ 530,597    105.7%
  Wireless Revenues                     $    407,749      $ 307,742     32.5%
  Other Operations Revenues             $     77,726       $ 63,182     23.0%
------------------------------------------------------------------------------

  (1) Earnings before interest, taxes, depreciation, amortization and gain on sales of assets

  (2) Excludes after-tax gain on sales of assets of $30.5 million, or $.32 per share, in 1998 and $106.4 million, or $1.16 per share, in 1997

   For the year 1998, net income, excluding gain on sales of assets, rose 32.5% to $198.2 million from $149.6 million. Diluted earnings per share, excluding gains, rose 29.9% to $2.13 from $1.64, and consolidated revenues increased 74.9% to $1.6 billion from $901.5 million. EBITDA grew to $833.7 million from $454.7 million, an 83.4% increase.

   In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; the risks inherent in rapid technological change; the Company's ability to effectively manage its growth, including integrating newly-acquired properties into the Company's operations; the success and expense of the remediation efforts of the Company and its vendors in achieving year 2000 compliance; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

   CenturyTel   (Century  Telephone   Enterprises,   Inc.)  provides  integrated
communications services including local exchange, wireless, long distance, Internet access and security services to more than two million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 9th largest local exchange telephone company, based on access lines, and the 10th largest cellular company, based on population equivalents owned, in the United States.

   Visit CenturyTel's corporate website at(www.centurytel.com)

                       CENTURY TELEPHONE ENTERPRISES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  THREE MONTHS ENDED DECEMBER 31, 1998 AND 1997
                                   (UNAUDITED)

-------------------------------------------------------------------------------
                                                                      INCREASE
In thousands, except per share amounts         1998          1997    (DECREASE)
-------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
  Local service                      $       88,072        48,840        80.3%
  Network access                            167,007       101,894        63.9%
  Other                                      35,999        20,409        76.4%
------------------------------------------------------------------
                                            291,078       171,143        70.1%
------------------------------------------------------------------
Operating expenses
  Plant operations                           68,555        37,207        84.3%
  Customer operations                        24,596        16,145        52.3%
  Corporate and other                        40,849        25,635        59.3%
  Depreciation and amortization              68,377        38,481        77.7%
------------------------------------------------------------------
                                            202,377       117,468        72.3%
------------------------------------------------------------------
Telephone operating income                   88,701        53,675        65.3%
------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
  Cellular service revenues                  99,270        85,680        15.9%
  Equipment sales                             2,780         1,590        74.8%
------------------------------------------------------------------
                                            102,050        87,270        16.9%
------------------------------------------------------------------
Operating expenses
  Cost of equipment sold                      5,772         4,203        37.3%
  System operations                          15,709        13,626        15.3%
  General, administrative and
   customer service                          20,392        18,690         9.1%
  Sales and marketing                        16,721        16,783        (0.4%)
  Depreciation and amortization              16,735        11,639        43.8%
------------------------------------------------------------------
                                             75,329        64,941        16.0%
------------------------------------------------------------------
Wireless operating income                    26,721        22,329        19.7%
------------------------------------------------------------------

          OTHER OPERATIONS
Operating revenues                           21,910        15,196        44.2%
------------------------------------------------------------------

Operating expenses
  Cost of sales and other                    16,171        12,713        27.2%
  Depreciation and amortization               1,154           635        81.7%
------------------------------------------------------------------
                                             17,325        13,348        29.8%
------------------------------------------------------------------
Other operating income                        4,585         1,848       148.1%
------------------------------------------------------------------

TOTAL OPERATING INCOME                      120,007        77,852        54.1%

OTHER INCOME (EXPENSE)
  Gain on sales of assets                         -        99,519      (100.0%)
  Interest expense                          (40,767)      (22,935)       77.8%
  Income from unconsolidated
   cellular entities                          7,764         6,044        28.5%
  Minority interest                          (2,533)       (1,776)       42.6%
  Other income and expense                    2,814         1,642        71.4%
  Income tax expense                        (35,091)      (62,112)      (43.5%)
------------------------------------------------------------------

NET INCOME                            $      52,194        98,234       (46.9%)
==================================================================

EARNINGS PER SHARE
  Basic                               $        0.57          1.08 (1)   (47.2%)
  Diluted                             $        0.56          1.06 (2)   (47.2%)

SHARES OUTSTANDING
  Basic                                      91,646        90,549         1.2%
  Diluted                                    93,795        92,431         1.5%

DIVIDENDS PER COMMON SHARE            $       0.065        0.0617         5.3%

(1)  Includes $.67 resulting from gain on sales of assets
(2)  Includes $.65 resulting from gain on sales of assets



                       CENTURY TELEPHONE ENTERPRISES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                 TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997
                                   (UNAUDITED)

------------------------------------------------------------------------------
                                                                      INCREASE
In thousands, except per share amounts         1998          1997    (DECREASE)
------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
  Local service                      $      331,736       147,589       124.8%
  Network access                            629,583       319,301        97.2%
  Other                                     130,291        63,707       104.5%
------------------------------------------------------------------
                                          1,091,610       530,597       105.7%
------------------------------------------------------------------
Operating expenses
  Plant operations                          245,164       110,220       122.4%
  Customer operations                        92,552        50,819        82.1%
  Corporate and other                       157,293        80,551        95.3%
  Depreciation and amortization             262,893       115,722       127.2%
------------------------------------------------------------------
                                            757,902       357,312       112.1%
------------------------------------------------------------------
Telephone operating income                  333,708       173,285        92.6%
------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
  Cellular service revenues                 398,661       302,156        31.9%
  Equipment sales                             9,088         5,586        62.7%
------------------------------------------------------------------
                                            407,749       307,742        32.5%
------------------------------------------------------------------
Operating expenses
  Cost of equipment sold                     16,954        14,576        16.3%
  System operations                          59,920        47,572        26.0%
  General, administrative and
   customer service                          80,827        62,258        29.8%
  Sales and marketing                        57,466        54,128         6.2%
  Depreciation and amortization              62,002        41,127        50.8%
------------------------------------------------------------------
                                            277,169       219,661        26.2%
------------------------------------------------------------------
Wireless operating income                   130,580        88,081        48.2%
------------------------------------------------------------------

          OTHER OPERATIONS
Operating revenues                           77,726        63,182        23.0%
------------------------------------------------------------------

Operating expenses
  Cost of sales and other                    58,544        54,132         8.2%
  Depreciation and amortization               3,659         2,646        38.3%
------------------------------------------------------------------
                                             62,203        56,778         9.6%
------------------------------------------------------------------
Other operating income                       15,523         6,404       142.4%
------------------------------------------------------------------

TOTAL OPERATING INCOME                      479,811       267,770        79.2%

OTHER INCOME (EXPENSE)
  Gain on sales or exchange of assets        49,859       169,640       (70.6%)
  Interest expense                         (167,552)      (56,474)      196.7%
  Income from unconsolidated
   cellular entities                         32,869        27,794        18.3%
  Minority interest                         (12,797)       (5,498)      132.8%
  Other income and expense                    5,268         5,109         3.1%
  Income tax expense                       (158,701)     (152,363)        4.2%
------------------------------------------------------------------

NET INCOME                           $      228,757       255,978       (10.6%)
==================================================================

EARNINGS PER SHARE
  Basic                              $         2.50 (1)      2.84 (1)   (12.0%)
  Diluted                            $         2.45 (2)      2.80 (2)   (12.5%)

SHARES OUTSTANDING
  Basic                                      91,340        89,990         1.5%
  Diluted                                    93,403        91,608         2.0%

DIVIDENDS PER COMMON SHARE           $         0.26         0.247         5.3%

(1) Includes $.33 and $1.18 in 1998 and 1997, respectively, resulting from gain on sale or exchange of assets
(2) Includes $.32 and $1.16 in 1998 and 1997, respectively, resulting from gain on sale or exchange of assets



                       CENTURY TELEPHONE ENTERPRISES, INC.
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997
                                   (UNAUDITED)


------------------------------------------------------------------------------
                                                1998          1997
------------------------------------------------------------------------------
                                                  (in thousands)
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents               $     5,742        26,017
  Other current assets                        220,496       257,463
------------------------------------------------------------------------------
    Total current assets                      226,238       283,480
------------------------------------------------------------------------------

PROPERTY,PLANT AND EQUIPMENT
  Telephone                                 3,660,252     3,295,860
  Wireless                                    428,984       380,218
  Other                                       200,422       169,420
  Accumulated depreciation                 (1,938,205)   (1,586,935)
------------------------------------------------------------------------------
    Net property, plant and equipment       2,351,453     2,258,563
------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired        1,956,701     1,767,352
  Other                                       401,063       400,006
------------------------------------------------------------------------------
    Total investments and other assets      2,357,764     2,167,358
------------------------------------------------------------------------------

TOTAL ASSETS                              $ 4,935,455     4,709,401
==============================================================================

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt    $    53,010        55,244
  Other current liabilities                   251,834       266,764
------------------------------------------------------------------------------
    Total current liabilities                 304,844       322,008
------------------------------------------------------------------------------

LONG-TERM DEBT                              2,558,000     2,609,541
DEFERRED CREDITS AND OTHER LIABILITIES        541,129       477,580
STOCKHOLDERS' EQUITY                        1,531,482     1,300,272
------------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY              $ 4,935,455     4,709,401
==============================================================================

                              CAPITAL EXPENDITURES
                 TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------
                                                                          INC
                                                1998          1997       (DEC)
------------------------------------------------------------------------------
                                                  ( in thousands)

Telephone                                 $   233,190       115,854     101.3%
Wireless                                       49,538        39,102      26.7%
Corporate and other                            36,875        26,269      40.4%
--------------------------------------------------------------------
     Total capital expenditures           $   319,603       181,225      76.4%
====================================================================

                              CAPITAL EXPENDITURES
                  THREE MONTHS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------
                                                                          INC
                                                1998          1997       (DEC)
------------------------------------------------------------------------------
                                                  ( in thousands)

Telephone                                 $    91,227        38,521     136.8%
Wireless                                        6,702         8,651     (22.5%)
Corporate and other                            12,645        10,709      18.1%
--------------------------------------------------------------------
  Total capital expenditures              $   110,574        57,881      91.0%
====================================================================


                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURY TELEPHONE ENTERPRISES, INC.

                                   By: /s/ R. Stewart Ewing
                                       -------------------------
                                       R. Stewart Ewing
                                       Senior Vice President and
                                       Chief Financial Officer